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                                  EXHIBIT 10.4


               TENTH AMENDMENT TO AND ASSIGNMENT OF DEED OF TRUST
          (WITH SECURITY AGREEMENT AND ASSIGNMENT OF RENTS AND LEASES)
                            (Disposal Systems, Inc.)

         THIS TENTH AMENDMENT TO AND ASSIGNMENT OF DEED OF TRUST (WITH SECURITY AGREEMENT AND ASSIGNMENT OF RENTS AND LEASES) (this "Tenth Amendment") is made and entered into effective as of the 28th day of July, 1998, by and between DISPOSAL SYSTEMS, INC., a Delaware corporation, formerly known as GNI/Disposal Systems, Inc. ("Grantor") and NATIONSBANK, N.A., a national banking association (successor in interest by merger of NationsBank of Texas, N.A. (which was formerly known as NCNB Texas National Bank), assignee from Federal Deposit Insurance Corporation, as receiver of First RepublicBank Houston, N.A., both in its individual capacity as assignor ("Assignor") and in its capacity as administrative agent ("Agent") for itself and the other Lenders (as defined in the Loan and Security Agreement, as defined below), if any, from time to time party to the Loan and Security Agreement ("Beneficiary").

                              W I T N E S S E T H:

         WHEREAS, Grantor has executed the Deed of Trust (with Security Agreement and Assignment of Rents and Leases) dated July 17, 1987, to Mark C. Kirk, Trustee, for the benefit of Assignor, recorded under File Clerk's File No. L264411, Film Code No. 188-30-2517, of the Official Public Records of Real Property of Harris County, Texas and rerecorded under Clerk's File No. L277361, Film Code No. 188-25-1220 of the Official Public Records of Real Property of Harris County, Texas (the "Original Deed of Trust"), covering the real property and other property described therein (except to the extent any of such property has been released from the lien and security interest of the Original Deed of Trust by documentation duly executed and recorded in the appropriate jurisdiction, the "Property") to secure the payment and performance of certain indebtedness and obligations as more fully described in the Original Deed of Trust, reference to which is herein made for all purposes;

         WHEREAS, the Original Deed of Trust was amended pursuant to the First Amendment to Deed of Trust (with Security Agreement and Assignment of Rents and Leases) dated April 28, 1989, by and between Grantor and Assignor, recorded under Clerk's File No. M11710, Film Code No. 145-78-2246, of the Official Public Records of Harris County, Texas (the "First Amendment");

         WHEREAS, the Original Deed of Trust was further amended pursuant to the Second Amendment to Deed of Trust (with Security Agreement and Assignment of Rents and Leases) dated March 15, 1990, by and between Grantor and Assignor, recorded under Clerk's File No.


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M590662, Film Code No. 173-80-1142, of the Official Public Records of Harris
County, Texas (the "Second Amendment");

         WHEREAS, the Original Deed of Trust was further amended pursuant to that certain Third Amendment to Deed of Trust (with Security Agreement and Assignment of Rents and Leases) dated August 15, 1990, by and between Grantor and Assignor, recorded under Clerk's File No. M856643, Film Code No. ###-##-####, of the Official Public Records of Harris County, Texas (the "Third Amendment");

         WHEREAS, the Original Deed of Trust was further amended pursuant to that certain Fourth Amendment to Deed of Trust (with Security Agreement and Assignment of Rents and Leases) dated effective October 31, 1990, by and between Grantor and Assignor, recorded under Clerk's File No. M941763, Film Code No. ###-##-####, of the Official Public Records of Harris County, Texas (the "First Fourth Amendment");

         WHEREAS, the Original Deed of Trust was further amended pursuant to that certain Fourth Amendment to Deed of Trust (with Security Agreement and Assignment of Rents and Leases) dated July 25, 1991, by and between Grantor and Assignor, recorded under Clerk's File No. N251955, Film Code No. 042-10-0419, of the Official Public Records of Harris County, Texas (the "Second Fourth Amendment");

         WHEREAS, the Original Deed of Trust was further amended pursuant to the Fifth Amendment to Deed of Trust (with Security Agreement and Assignment of Rents and Leases) dated October 31, 1991, by and between Grantor and Assignor, recorded under Clerk's File No. N423784, Film Code No. 007-58-2450, of the Official Public Records of Harris County, Texas (the "Fifth Amendment");

         WHEREAS, the Original Deed of Trust was further amended pursuant to the Sixth Amendment to Deed of Trust (with Security Agreement and Assignment of Rents and Leases) dated February 2, 1993, by and between Grantor and Assignor, recorded under Clerk's File No.


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P082831, Film Code No. 119-56-1383, of the Official Public Records of Harris
County, Texas (the "Sixth Amendment");

         WHEREAS, the Original Deed of Trust was further amended pursuant to the Seventh Amendment to Deed of Trust (with Security Agreement and Assignment of Rents and Leases) dated June 30, 1993, by and between Grantor and Assignor, recorded under Clerk's File No. P311671, Film Code No. 163-58-2387, of the Official Public Records of Harris County, Texas (the "Seventh Amendment");

         WHEREAS, the Original Deed of Trust was further amended pursuant to the Eighth Amendment to Deed of Trust (with Security Agreement and Assignment of Rents and Leases) dated March 3, 1995, by and between Grantor and Assignor, recorded under Clerk's File No. R306263, Film Code No. 503-09-1452, of the Official Public Records of Harris County, Texas (the "Eighth Amendment");

         WHEREAS, the Original Deed of Trust was further amended pursuant to the Ninth Amendment to Deed of Trust (with Security Agreement and Assignment of Rents and Leases) dated September 23, 1996, by and between Grantor and Assignor, recorded under Clerk's File No. S134375, Film Code No. 510-16-1555, of the Official Public Records of Harris County, Texas (the "Ninth Amendment", and the Original Deed of Trust, as amended by the First Amendment, the Second Amendment, the Third Amendment, the First Fourth Amendment, the Second Fourth Amendment, the Fifth Amendment, the Sixth Amendment, the Seventh Amendment, the Eighth Amendment and the Ninth Amendment being the "Deed of Trust");

         WHEREAS, The GNI Group, Inc. ("GNI"), GNI Chemicals Corporation, Disposal Systems, Inc., Disposal Systems of Corpus Christi, Inc., Resource Transportation Services, Inc. and Gulf Nuclear of Louisiana, Inc., collectively as borrowers, and Beneficiary have entered into that certain Amended and Restated Loan and Security Agreement dated effective as of July 28, 1998 ("Loan and Security Agreement");

         WHEREAS, the Loan and Security Agreement, among other things, amends, restates and renews, but does not extinguish, the obligations owing to Assignor under the certain Credit Agreement dated June 30, 1993 (as amended to date, the "Existing Credit Agreement") previously executed and entered into among GNI, certain of its subsidiaries and Assignor;

         WHEREAS, pursuant to the Loan and Security Agreement, Assignor wishes to assign to Agent, for the benefit of Assignor and the other Lenders, its interest in the Deed of Trust, together with all documents and instruments evidencing or securing the obligations provided for in the Existing Credit Agreement;

         WHEREAS, upon such assignment, Grantor and Agent desire to amend the Deed of Trust so as to amend certain definitions and revise the description of the obligations and indebtedness secured thereby;

         NOW, THEREFORE, in consideration of the foregoing, the benefits to be derived by Grantor, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Defined Terms. Words and terms used herein which are defined in the Deed of Trust are used herein as defined in the Deed of Trust, except as specifically modified by the terms of this Tenth Amendment.


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         2.       Assignment Provisions.

                                    (a) Each of Assignor, in its individual
                  capacity as lender under the Existing Credit Agreement, and GNI and each of its subsidiaries party to the Existing Credit Agreement, acknowledge and agree that (i) the rights and obligations of such parties to the Existing Credit Agreement and under or in respect to the "Loan Documents" referred to therein (and the liens and security interests securing all such obligations) are assigned and transferred to Agent, for the benefit of the Lenders under the Loan and Security Agreement, (ii) the Loan and Security Agreement constitutes a renewal, extension, modification and restatement in its entirety of the Existing Credit Agreement (and not a novation thereof) and that the liens and security interests created thereunder, and under the Loan Documents referred to therein, secure the Secured Obligations under the Loan and Security Agreement. Assignor hereby sells, transfers, sets over and assigns to Agent, for the benefit of the Lenders under the Loan and Security Agreement, all of Assignor's right, title and interest in and to the following:

                                         (i)   the Existing Credit Agreement;

                                         (ii)  the Deed of Trust;

                                         (iii) any UCC-1 Financing Statements
                                  filed in connection therewith, including without limitation those filed with the Official Public Records of Real Property, Harris County, Texas; and

                                         (iii) all other related documents
                                  executed in connection with the Existing
                                  Credit Agreement and the Deed of Trust.

                                    (b) Agent hereby accepts the assignment
                  specified in section 1.a. above and assumes all obligations and duties of Assignor under the Deed of Trust and the Existing Credit Agreement as modified and restated by the Loan and Security Agreement.

                                    (c) Assignor agrees to execute any
                  additional instruments which are necessary or appropriate to effectuate the assignment and transfer contemplated hereby.

         2.       Amendments to Deed of Trust.


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                  2.1 The term "Beneficiary" hereby is amended to read and mean
NATIONSBANK, N.A., as administrative agent for itself and the other Lenders as defined in the Loan and Security Agreement, if any, from time to time party to the Loan and Security Agreement.

                  2.2 The term "Credit Parties" shall have the meaning of the term "Borrower" as defined by the Loan and Security Agreement.

                  2.3 The term "Loan Agreement" shall be amended to be "Loan and Security Agreement" and shall mean that certain Amended and Restated Loan and Security Agreement dated effective as of July 28, 1998, by and among The GNI Group, Inc. ("GNI"), GNI Chemicals Corporation, Disposal Systems, Inc., Disposal Systems of Corpus Christi, Inc., Resource Transportation Services, Inc. and Gulf Nuclear of Louisiana, Inc., collectively as borrowers, Agent, and NationsBank, N.A. and the other Lenders (as defined therein), if any, from time to time party thereto.

                  2.4 Paragraphs 1.1, 1.2 and 1.3 of Article I of the Deed of Trust are hereby amended and restated to read in their entirety as follows, respectively:

                  "1.1 Notes. Payment of the indebtedness evidenced by the Revolving Credit Notes, as defined in the Loan and Security Agreement."

                  "1.2 Guaranty. Payment and performance of all obligations now owing or that may hereafter become owing by Grantor under any Guaranty Agreement in favor of the Beneficiary guaranteeing payment of the Notes, as may be amended, modified, restated or supplemented from time to time."

                  "1.3 Loan and Security Agreement. Performance of all obligations of Borrower (as such term is defined in the Loan and Security Agreement, and hereafter used with such meaning) under the terms of the Loan and Security Agreement, any of the Guaranty Agreements or Security Documents referred to in the Loan and Security Agreement, and any other loan agreement, tri-party financing agreement or other agreement between Grantor and Beneficiary, GNI and any other parties pertaining to the use of the proceeds of the Notes."

                  2.5 All references to the Loan Agreement shall be amended to refer to the Loan and Security Agreement described herein.

                  2.6 The following sentence is added after the first sentence of Paragraph 2.9 of the Deed of Trust:


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         "IT IS EXPRESSLY ACKNOWLEDGED AND AGREED BY GRANTOR THAT THE
         INDEMNIFICATION AGREEMENT CONTAINED IN THIS PARAGRAPH PROTECTS BENEFICIARY FROM THE CONSEQUENCES OF BENEFICIARY'S ACTS OR OMISSIONS, INCLUDING, WITHOUT LIMITATION, THE NEGLIGENT ACTS OR OMISSIONS OF BENEFICIARY."

                  2.7 The following sentence is added to the end of Paragraph
8.6 of the Deed of Trust:

         "IT IS EXPRESSLY ACKNOWLEDGED AND AGREED BY GRANTOR THAT THE INDEMNIFICATION AGREEMENT CONTAINED IN THIS PARAGRAPH PROTECTS TRUSTEE FROM THE CONSEQUENCES OF TRUSTEE'S ACTS OR OMISSIONS, INCLUDING, WITHOUT LIMITATION, THE NEGLIGENT ACTS OR OMISSIONS OF TRUSTEE OR BENEFICIARY."

         3.       Miscellaneous.

                  3.1 Counterparts. This Tenth Amendment may be executed in any number of counterparts and by different parties on separate counterparts.

                  3.2 Preservation of Deed of Trust. Except as specifically modified by the terms of this Tenth Amendment or as waived or consented to by Beneficiary or otherwise by the transactions which are the subject of the Loan and Security Agreement, all of the terms, provisions, covenants, warranties, and agreements contained, and all liens and security interests granted, in the Deed of Trust remain in full force and effect, and the liens and security interests granted therein are acknowledged to be valid and subsisting liens and security interests against the Mortgaged Property. Except as otherwise expressly provided herein, by execution of this Tenth Amendment, Grantor and Beneficiary do not intend to in any manner impair the indebtedness described in and secured by the Deed of Trust, or to in any way impair, waive or release the liens and security interests granted in the Deed of Trust, the purpose of this instrument being simply (a) to amend the Deed of Trust to the extent herein expressly provided, and (b) to carry forward all liens and security interests granted in the Deed of Trust.

                  3.3 Reaffirmation of Deed of Trust. To secure the Indebtedness (as defined in the Deed of Trust, as amended hereby) Grantor has granted, bargained, sold, mortgaged, assigned, transferred, and conveyed and by these presents does grant, bargain, sell, mortgage, assign, transfer, and convey unto Mark C. Kirk of Houston, Harris County, Texas, as trustee, for the benefit of the Beneficiary (in such capacity, together with all successors and assigns, "Trustee") and in accordance with the Deed of Trust, all of the Grantor's right, title and interest, whether now owned or hereafter acquired, in and to the Mortgaged Property.


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         TO HAVE AND TO HOLD the Mortgaged Property, together with the rights, privileges and appurtenances now or hereafter at any time in anywise belonging or appertaining thereto, unto Trustee, forever to secure the payment of the Indebtedness and the performance of the agreements and covenants of Grantor herein and in the Deed of Trust, IN TRUST, NEVERTHELESS, for the benefit of Beneficiary.

         IN WITNESS WHEREOF, the parties have executed this Tenth Amendment as of the date first above written.

                                    GRANTOR:

                                    DISPOSAL SYSTEMS, INC., formerly known as GNI/Disposal Systems, Inc.


                                    By:
                                       -----------------------------------------
                                         Name:
                                              ----------------------------------
                                         Title:
                                               ---------------------------------

                                    ASSIGNOR:

                                    NATIONSBANK, N.A., successor by merger to NationsBank of Texas, N.A., in its individual capacity as Assignor



                                    By:
                                       -----------------------------------------
                                         Name:
                                              ----------------------------------
                                         Title:
                                               ---------------------------------


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                                    BENEFICIARY AND AGENT:

                                    NATIONSBANK, N.A., successor by merger to NationsBank of Texas, N.A., in its capacity as administrative agent for itself and the other Lenders, if any, party to the Loan and Security Agreement


                                    By:
                                       -----------------------------------------
                                         Name:
                                              ----------------------------------
                                         Title:
                                               ---------------------------------



THE STATE OF TEXAS     )
                       )
COUNTY OF HARRIS       )

         Before me, an authorized authority, on this day personally appeared ________________, _________________ of DISPOSAL SYSTEMS, INC., a Delaware
corporation, known to me to be the person whose name is subscribed to the foregoing instrument and acknowledged to me that he executed the same on behalf of such corporation for the purposes and consideration therein expressed.

         (Seal) Given under my hand and seal of office this _____ day of ____________, 1999.


                                     ------------------------------------------
                                     Notary Public in and for The State of Texas

                                     ------------------------------------------
                                     Notary's Printed/Typed Name


My Commission Expires:
                      ----------------



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THE STATE OF TEXAS   )
                     )
COUNTY OF            )
          ----------

         Before me, an authorized authority, on this day personally appeared ______________, ______________ of NATIONSBANK, N.A., a national banking association, known to me to be the person whose name is subscribed to the foregoing instrument and acknowledged to me that he executed the same on behalf of such national banking association for the purposes and consideration therein expressed.

         (Seal) Given under my hand and seal of office this _____ day of ____________, 1999.

                                     ------------------------------------------
                                     Notary Public in and for The State of Texas

                                     ------------------------------------------
                                     Notary's Printed/Typed Name


My Commission Expires:
                      ----------------

THE STATE OF TEXAS        )
                          )
COUNTY OF                 )
          ---------------

         Before me, an authorized authority, on this day personally appeared ______________, ______________ of NATIONSBANK, N.A., a national banking association, in its capacity as administrative agent for itself and the other Lenders, if any, from time to time party to the Loan and Security Agreement, known to me to be the person whose name is subscribed to the foregoing instrument and acknowledged to me that he executed the same on behalf of such national banking association for the purposes and consideration therein expressed.

         (Seal) Given under my hand and seal of office this _____ day of ____________, 1999.

                                     ------------------------------------------
                                     Notary Public in and for The State of Texas

                                     ------------------------------------------
                                     Notary's Printed/Typed Name


My Commission Expires:
                      ----------------



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